UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2013

Sanomedics International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Brickell Avenue, Suite 415, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 433-7814 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 26, 2013 Sanomedics International Holdings, Inc. ("we”, "us” or “our”) issued a press release announcing that it had entered into a term sheet with MC Healthcare Finance LLC for working capital and acquisition financing totaling $5,000,000. The financing is subject to the lenders due diligence and expected to close on or before September 30, 2013. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release of Sanomedics International Holdings, Inc., dated August 26, 2013 (furnished herewith)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.

Date: August 26, 2013	By:	/s/ David C. Langle
David C. Langle,
Chief Financial Officer

 3